UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23978

MA Specialty Credit Income Fund

(Exact name of registrant as specified in charter)

3 W Main Street, Suite 301

Irvington, NY 10533

(Address of principal executive offices) (Zip code)

Paul Grady

MA Asset Management, LLC

3 W Main St., Suite 301

Irvington, New York 10533

(Name and address of agent for service)

registrant's telephone number, including area code: (914) 670-8996

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(a)

MA Specialty Credit Income Fund

Semi-Annual Report

For the Six Months Ended June 30, 2026
(Unaudited)

MA Specialty Credit Income Fund
Table of Contents

MA Specialty Credit Income Fund
 Shareholder Letter
June 30, 2026

Dear Shareholders,

We are pleased to present the Semi-Annual Report for MA Specialty Credit Income Fund1 (the “Fund”) for the fiscal period ended June 30, 2026. We appreciate your continued trust as we work to deliver consistent returns aligned with the Fund’s objectives.

The first half of 2026 was characterized by continued economic resilience with periods of geopolitical volatility. U.S. growth moderated but remained supported by business investment, including significant AI-related spending. Financial markets remained constructive overall, with public credit spreads retracing periods of widening as risk sentiment improved. We continue to focus on the asset based finance segment of private credit, where we believe the most attractive risk-adjusted opportunities remain.

Since operations began on May 28, 2024, the Fund has generated a cumulative net return2,3 of 19.71% through June 30, 2026, including a return of 8.75% for the twelve months ended June 30, 2026. For the same twelve-month period, IG Bonds4 (BBG AGG) returned 3.79%, and the High Yield5 (BBG HY) Index returned 5.91%. Fund performance during the first half of 2026 was supported by a diversified credit portfolio spanning patient financing, insurance premium finance, specialty direct lending, small and medium-sized enterprise lending and case financing, structured credit, marine and recreational vehicle financing, consumer specialty receivables, and other asset-backed exposures, alongside active management of the Fund’s liquid credit investments.

Looking ahead, we believe the opportunity set for asset-based finance remains constructive but selective. We continue to see the most attractive risk-adjusted opportunities in areas where collateral support, structural protections, and cash-flow visibility can provide meaningful downside resilience. The Fund remains diversified across commercial, consumer, and specialty credit, and we expect allocations to continue evolving in response to relative value and the availability of appropriately structured opportunities.

We thank you for your continued confidence and look forward to updating you on the Fund’s progress.

Sincerely,

Ashees Jain
Portfolio Manager

MA Asset Management, LLC

The performance data quoted represents past performance and is not a guarantee of future results.

MA Specialty Credit Income Fund is distributed by Distribution Services, LLC, 190 Middle Street, Suite 301, Portland ME, 04101. Distribution Services, LLC and MA Asset Management, LLC are unaffiliated.

____________

1.       The MA Specialty Credit Income Fund is a “non-diversified” Fund under the Investment Company Act of 1940. Changes in the market value of a single holding may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into credit-related investments.

2.       Net return is calculated on a compounded basis.

3.       There is no guarantee that the Fund can or will pay distributions or whether any of the distributions will be derived from return of capital.

4.       “IG Bonds” refers to investment-grade bonds, benchmarked against the Bloomberg U.S. Aggregate Index (BBG AGG), a broad-based benchmark measuring the U.S. dollar-denominated, investment-grade, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS, and CMBS (agency and non-agency).

5.       “High Yield” refers to high-yield investments, benchmarked against the Bloomberg U.S. Corporate High Yield Index (BBG HY), which tracks the U.S. dollar-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, as defined by the index methodology, are excluded.

MA Specialty Credit Income Fund
 Consolidated Schedule of Investments
June 30, 2026 (Unaudited)

Description	Interest	Maturity Date	Shares/ Principal	Cost	Value
Collateralized Loan Obligations (5.25%)
ABPCI Direct 2024-17(a)(b)	11.66% (3-Month SOFR +8.00%)	8/1/2036	$1,500,000	$1,498,125	$1,504,392
BCRED CLO 2025-1(a)(b)	5.06% (3-Month SOFR + 1.38%)	4/20/2037	1,850,000	1,848,150	1,846,999
HPS Private Credit CLO 2025-3(a)(b)	11.13% (3-Month SOFR + 7.45%)	7/20/2037	2,000,000	2,034,155	1,990,273
JCP Direct Lending CLO 2023-1(a)(b)	7.18% (3-Month SOFR + 3.50%)	7/20/2037	1,227,500	1,228,955	1,226,180
MCF CLO VIII(a)(b)	11.68% (3-Month SOFR + 8.00%)	4/18/2036	2,500,000	2,559,708	2,500,000
Total Collateralized Loan Obligations				9,169,093	9,067,844

Private Investment Vehicles (14.22%)
MSM SLPP ONSHORE LP(c)(d)			24,604,052	24,604,052	24,526,795
Total Private Investment Vehicles				24,604,052	24,526,795

Private Loans (72.04%)
ABL REVOLVER IHC(a)(e)(f)	9.33% (1-Month SOFR + 5.71%)	8/31/2026	3,865,876	3,865,876	3,647,087
ABL REVOLVER RF(a)(e)(g)	12.87% (1-Month SOFR + 9.25%)	4/15/2028	10,159,733	10,159,733	10,188,739
ABL TERM GP(a)(e)	9.37% (Daily SOFR + 5.75%)	9/27/2028	25,000,000	25,000,000	24,971,675
ABL TERM VI(e)	10.50%	11/20/2027	10,000,000	10,000,000	9,945,580
ABL TERM HFD(e)	15.00%	11/15/2028	15,000,000	15,000,000	15,000,000
ABL TERM HFD UNI A(e)	10.00%	10/24/2030	1,700,000	1,700,000	1,700,000
ABL TERM HFD UNI B(e)	17.35%	10/24/2030	15,300,000	15,300,000	15,300,000
ABL TERM JCP(a)(e)	10.16% (3-Month SOFR + 6.5%)	9/22/2030	15,000,000	15,000,000	14,889,495
BE OLD I LLC ELC(d)(e)(f)(g)(h)	11.00%	9/30/2028	6,411,029	4,654,812	3,244,670
BE OLD I LLC 2ALC(d)(e)(f)(g)(h)	12.00%	2/29/2028	567,043	401,755	334,708
ABL REVOLVER ID FIN(a)(e)	11.12% (1-Month SOFR + 7.5%)	7/29/2026	25,000,000	24,879,483	25,000,000
Total Private Loans				125,961,659	124,221,954

Private Real Estate Debt (2.31%)
XCAL 2023-MSN10 B1(a)(b)(e)(f)(g)(i)	10.13% (1-Month SOFR + 6.50%)		1,323,087	1,323,087	1,319,779
XCAL 2023-MSN10 B2(a)(b)(e)(g)(i)(j)	0%		541,667	541,667	81,250
XCF 2024-OSL A(a)(b)(e)(g)	8.75% (SOFR Floor 4.75% + 4.00%)	2/15/2027	2,000,000	2,000,000	2,000,000
XCF 2024-OSL B2(a)(b)(c)(g)	28.96% (1-Month SOFR + 24.21%)	2/15/2027	550,000	550,000	550,000
Total Private Real Estate Debt				4,414,754	3,951,029

Private Structured Credit (8.76%)
MONROE CAP ABS FDG 2(a)(b)	10.66% (3-Month SOFR + 7.00%)	12/18/2035	15,000,000	15,000,000	15,104,085
Total Private Structured Credit				15,000,000	15,104,085

Short-Term Investments
Money Market Fund (8.53%)
Fidelity Investments Money Market Treasury Portfolio – Class I	3.55%(k)		14,713,017	14,713,017	14,713,017
Total Short-Term Investments				14,713,017	14,713,017

Total Investments (111.11%)				$193,862,575	$191,584,724
Liabilities in excess of other assets (-11.11%)					(19,141,356)
Net Assets – 100.00%					$172,443,368

____________

(a)       Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2026.

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Schedule of Investments
June 30, 2026 (Unaudited) (Continued)

(b)       Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is restricted to resale to qualified buyers.

(c)       Valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 3 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

(d)       Security restricted as to resale.

(e)       Fair valued using significant unobservable inputs. The total of all such investments represents 74.35% of net assets.

(f)        This security’s accrual rate is set to zero as it is non-income producing. The rate disclosed as of June 30, 2026 is the base rate.

(g)       Investment was acquired in-kind from private funds managed by the Adviser between May 28, 2024 and June 30, 2024 in exchange for cash and shares.

(h)       This investment is made through the majority owned subsidiary BE OLD I, LLC.

(i)        This security does not have a specific maturity date. Principal pays down as the underlying collateral pays down.

(j)        This security’s accrual rate is set to zero as it is non-income producing.

(k)       The rate is the annualized seven-day yield at period end.

Summary by Investment Type	Value	% of Net Assets
Collateralized Loan Obligations	$9,067,844	5.25%
Private Investment Vehicles	24,526,795	14.22%
Private Loans	124,221,954	72.04%
Private Real Estate Debt	3,951,029	2.31%
Private Structured Credit	15,104,085	8.76%
Short-Term Investments	14,713,017	8.53%
Total Investments	191,584,724	111.11%
Liabilities in excess of other assets	(19,141,356)	(11.11)%
Total	$172,443,368	100.00%

Additional information on restricted securities is as follows:

Investment	Initial Acquisition Date	Cost
ABPCI Direct 2024-17	4/11/2025	$1,498,125
BCRED CLO 2025-1	8/1/2025	1,848,150
BE OLD I LLC ELC	6/1/2024	4,654,812
BE OLD I LLC 2ALC	6/1/2024	401,755
HPS Private Credit CLO 2025-3	8/13/2025	2,034,155
JCP Direct Lending CLO 2023-1	8/1/2025	1,228,955
MCF CLO VIII	8/13/2025	2,559,708
MONROE CAP ABS FDG 2	12/18/2025	15,000,000
MSM SLPP ONSHORE LP	4/18/2025	24,604,052
XCAL 2023-MSN10 B1	6/1/2024	1,323,087
XCAL 2023-MSN10 B2	6/1/2024	541,667
XCF 2024-OSL A	6/10/2024	2,000,000
XCF 2024-OSL B2	6/10/2024	550,000

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
 Consolidated Statement of Assets and Liabilities
June 30, 2026 (Unaudited)

Assets:
Investments in securities, at value (cost $179,149,558)	$176,871,707
Investments in short-term investments, at value (cost $14,713,017)	14,713,017
Cash	1,947,066
Interest receivable	1,895,193
Fund shares sold	110,251
Prepaid expenses	136,951
Other assets	18,622
Total Assets	$195,692,807

Liabilities:
Secured credit facility (net of deferred financing fees of $116,623) (see note 7)	$22,583,377
Payable to Adviser	105,661
Interest on secured credit facility	162,883
Accounting and administrative fees	25,321
Transfer agent fees and expenses	7,900
Professional fees	129,619
Custody fees	3,859
Chief compliance officer fees	772
Deferred loan revenue	117,680
Other accrued expenses	112,367
Total Liabilities	23,249,439
Net assets	$172,443,368

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$174,627,998
Total accumulated deficit	(2,184,630)

Total net assets	$172,443,368

Class S shares of beneficial interest outstanding	6,986,172
Net asset value per share	$24.68

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
 Consolidated Statement of Operations
For the Six Months Ended June 30, 2026 (Unaudited)

Investment income:
Interest income	$7,994,827
Distributions from private investment vehicles	1,353,592
Total investment income	9,348,419

Expenses:
Incentive fees	1,129,727
Management fees	776,339
Professional fees	343,070
Interest on secured credit facility	254,506
Commitment fees	146,345
Accounting and administrative fees	119,929
Trustee fees	79,096
Investment expense	55,091
Pricing expense	43,469
Chief compliance officer fees	29,704
Transfer agent fees and expenses	27,933
Insurance expense	26,262
Custody fees	13,899
Other expenses	102,154
Total expenses	3,147,524

Less: reimbursement from the Adviser (see note 6)
Expenses voluntarily waived by the Adviser	(728,892)
Expenses contractually waived by the Adviser	(450,079)
Net Expenses	1,968,553

Net investment income	7,379,866

Net change in unrealized depreciation on investments:
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,001,000)
Total net change in unrealized depreciation on investments	(1,001,000)

Net increase in net assets resulting from operations	$6,378,866

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year December 31, 2025
Increase in net assets resulting from operations:
Net investment income	$7,379,866	$10,951,561
Net realized gain/(loss) on investments	—	(41,200)
Net change in unrealized appreciation/(depreciation) on investments	(1,001,000)	(546,195)
Net increase in net assets resulting from operations	6,378,866	10,364,166

Distributions to shareholders:
Class S	(7,108,366)	(10,941,770)
Total distributions to shareholders	(7,108,366)	(10,941,770)

Return of capital to shareholders:
Class S	—	(369,712)
Total return of capital to shareholders	—	(369,712)

Capital transactions:
Proceeds from shares sold:
Class S	22,275,761	87,226,910
Reinvestment of distributions:
Class S	115,357	163,117
Cost of shares repurchased:
Class S	(5,464,690)	(1,643,051)
Net increase in net assets from capital transactions	16,926,428	85,746,976

Total increase in net assets	16,196,928	84,799,660

Net assets:
Beginning of period	156,246,440	71,446,780
End of period	$172,443,368	$156,246,440

Capital share transactions:
Issuance of shares:
Class S	898,036	3,496,217
Shares reinvested
Class S	4,666	6,561
Shares repurchased
Class S	(220,251)	(65,854)
Net increase from capital share transactions	682,451	3,436,924

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund

Consolidated Statement of Cash Flows

For the Six Months Ended June 30, 2026 (Unaudited)

Cash flows from operating activities:
Net increase in net assets from operations	$6,378,866
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(34,465,199)
Proceeds from redemptions, sales, or other dispositions of investments	25,624,459
Net cash (paid) received for purchases, sales, and maturities of short-term investments	(14,038,865)
Net change in unrealized depreciation/(appreciation) on:
Investments	1,001,000
Changes in operating assets and liabilities:
Assets:
Interest receivable	(303,176)
Prepaid expenses	111,116
Other assets	(2,871)

Liabilities:
Payable to Adviser	51,348
Interest on secured credit facility	72,042
Accounting and administrative fees	1,464
Transfer agent fees and expenses	(1,901)
Professional fees	25,570
Custody fees	29
Chief compliance officer fees	772
Deferred loan revenue	(56,613)
Other accrued expenses	(61,151)
Net cash used in operating activities	(15,663,110)

Cash flows from financing activities:
Proceeds from secured credit facility	32,500,000
Repayments on secured credit facility	(25,300,000)
Deferred financing fees	118,252
Proceeds from shares sold	22,268,698
Payments for shares repurchased	(5,464,690)
Cash distributions paid, net of reinvestments	(6,993,009)
Net cash provided by financing activities	17,129,251

Net change in cash	1,466,141
Cash at beginning of period	480,925
Cash at end of period	$1,947,066

Supplemental disclosure of cash activity:
Interest paid on borrowings	$182,464

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund

Consolidated Financial Highlights

	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025	For the Period May 28, 2024 (Commencement of Operations) to December 31, 2024
Net asset value per share, beginning of period	$24.79	$24.92	$25.00 *
Net investment income(1)	1.11	2.32	1.62
Net realized gain/(loss) and unrealized loss	(0.16)	(0.10)	(0.28)
Total from investment operations	0.95	2.22	1.34
Distributions to shareholders from net investment income	(1.06)	(2.27)	(1.42)
Distributions to shareholders from return of capital	—	(0.08)	—
Total distributions	(1.06)	(2.35)	(1.42)
Net asset value per share, end of period	$24.68	$24.79	$24.92

Total Return(2)(3)	3.91%	9.20%	5.50%

Ratios/Supplemental Data:
Gross expenses(4)(5)	3.85%	4.69%	5.69%
Net expenses(4)(5)(6)	2.41%	2.41%	2.91%
Net investment income(4)(6)	9.02%	9.29%	10.87%
Net assets end of period (in thousands)	$172,443	$156,246	$71,447
Portfolio turnover(3)	17.10%	44.03%	51.93%

____________

*        Represents the initial net asset value per share of $25.00.

(1)      Based on average shares outstanding during the period.

(2)      Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period, if any.

(3)      Not annualized for periods less than one year.

(4)      Annualized for periods less than one year, with the exception of non-recurring offering and organizational costs.

(5)      Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense and commitment fees are as follows:

Gross Expenses(4)	3.36%	4.16%	4.99%
Net Expenses(4)	1.92%	1.88%	2.22%

____________

(6)      The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund until May 1, 2027, to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Consolidated Financial Statements. For the six month period ended June 30, 2026, the Advisor voluntarily and contractually waived $728,892, or 0.89%, and $450,079, or 0.55%, respectively. For the year ended December 31, 2025, the Adviser voluntarily and contractually waived $425,707, or 0.36%, and $2,254,095, or 1.91%, respectively. For the period May 28, 2024 (Commencement of Operations) to December 31, 2024, the Adviser voluntarily and contractually waived $228,964, or 0.66%, and $854,678, or 2.12%, respectively.

Secured Credit Facility	For the Six Months Ended June 30, 2026 (Unaudited)	For the Year Ended December 31, 2025	For the Period May 28, 2024 (Commencement of Operations) to December 31, 2024
Senior securities, end of period (000’s)	$22,700	$15,500	$10,820
Asset coverage, per $1,000 of senior security principal amount	8,597	11,080	7,603

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited)

1.      ORGANIZATION

MA Specialty Credit Income Fund (the “Fund”) is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund commenced operations on May 28, 2024 and registered as an investment company under the 1940 Act on July 1, 2024. The Fund has registered two separate classes of shares of beneficial interest, designated as Class S Shares, and Class F Shares (collectively, the “Shares”). Only Class S Shares are currently offered for purchase. The Fund may offer additional classes of its Shares in the future.

The investment adviser to the Fund is MA Asset Management, LLC (the “Adviser”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly-owned subsidiary of MA Financial Group Limited (“MA Financial Group”).

The Fund’s investment objective is to generate attractive current income from a differentiated portfolio of credit investments, while maintaining capital stability and selectively seeking opportunities for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its assets in private loans, credit facilities, and credit-related investments (each a “Loan”) sourced by the Adviser. These Loans would typically be made by the Fund either (a) directly to borrowers, (b) sourced from or financed in partnership with non-bank originators, which are finance companies whose primary line of business is making loans or leases that the Adviser has a proprietary relationship with, or (c) in some cases, sourced from or financed in partnership with banks or traditional financial institutions that the Adviser has a proprietary relationship with. The Adviser analyzes a broad group of specialty credit and asset-based finance segments, spanning consumer Loans, commercial Loans and Loans with specialized collateral, and seeks to select what the Adviser believes are the best opportunities within the various segments of the asset-based finance market. The Adviser believes that the opportunity set in these specialty credit and asset-based finance segments is attractive, with the potential to generate compelling returns, and highly scalable as banks and traditional financial institutions continue to narrow their lending focus due to market, structural and secular forces. The Fund’s investment strategy is designed to produce a portfolio that is low to moderate duration, high yielding, well collateralized, with consistent cash flow characteristics, a strong risk/return edge and low correlation to liquid or traditional fixed income markets. Through these types of investments, the Adviser seeks to further reduce the overall risk and duration of the Fund’s portfolio and to give the Fund exposure to the continued growth of non-bank finance opportunities as banks and traditional financial institutions continue to narrow the focus of their direct lending activities. The form of the Loans that the Adviser will originate for the Fund could include senior credit, structured credit (on a senior or subordinated basis) or other forms of credit-related instruments such as leases, receivables, loan purchase relationships, forward flow programs, preferred instruments or equivalent, or other payment streams. In addition to its primary focus of investing in private Loans, the Adviser will also seek to hold a portion of the Fund’s investment portfolio in certain types of tradeable instruments, which will generally be structured products, that are aligned to its broader specialty credit and asset-based finance investment strategy, in order to facilitate liquidity for the Fund and, at certain times, to opportunistically capitalize on market conditions. There is no limit on the maturity or duration of the loans that the Fund will originate. The Fund may invest in additional strategies in the future as opportunities in different strategies present.

Prior to the Fund’s registration as an investment company under the 1940 Act, certain private funds managed by the Adviser transferred certain of their assets to the Fund in exchange for cash and shares of the Fund in an aggregate amount equal to the net asset value (“NAV”) of the transferred assets.

Consolidation of Subsidiaries

On July 20, 2021, BE OLD I, LLC (“BE OLD”) was formed as a limited liability company, and it is a majority-owned subsidiary of the Fund. The Fund owns 77.27% of BE OLD. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and Consolidated Financial Highlights of the Fund include

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

the Fund’s proportionate ownership of BE OLD’s accounts. The proportionate share of all inter-company accounts and transactions have been eliminated in the consolidation for the Fund. On June 1, 2024, 77.27% of the interests in BE OLD were transferred to the Fund in exchange for shares of the Fund in an aggregate amount equal to the NAV of the transferred assets. At the time of this transfer, the Fund’s proportionate share of the assets of BE OLD was $13,953,773 and the Fund’s proportionate share of the liabilities of BE OLD was $5,453,773. As of June 30, 2026, the net value of the Fund’s ownership of BE OLD was $3,691,490, or approximately 2.15% of the Fund’s total net assets. BE OLD I LLC is a special purpose vehicle (SPV) established to facilitate investments in small balance consumer loans. The Fund holds a preferred equity interest in BE OLD I LLC, which is collateralized by a portfolio of these loans.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily NAV determination, security transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts. Equalization interest on private investment vehicles are interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are expensed as incurred.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investment vehicles are recorded based off the flow through character from the underlying partnership. Any distributions in excess of cumulative profits and losses are treated as return of capital and are credited to investment cost rather than investment income.

Cash and Cash Equivalents

Cash includes cash deposits held at banks or other financial institutions. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts or cash, with a near maturity date (typically three months or less) so the risk of a change in value due to interest rates is insignificant.

Valuation of Investments

The Board of Trustees of the Fund (“the Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”) which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund’s investments is performed in accordance with the principles found

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

in Rule 2a-5 of the 1940 Act and in conjunction with FASB’s Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820-10”). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from outside legal counsel or other third-party consultants in their discussions and deliberations.

In determining the NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service. The Board has approved procedures pursuant to which the Fund values its investments in private investment vehicles at fair value, generally at an amount equal to the NAV of the Fund’s investment in the private investment vehicles as determined by the private investment vehicle’s general partner or investment manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the valuation designee, an estimated fair value is determined in good faith by the valuation designee pursuant to the Fund’s valuation procedures.

In certain situations, the valuation designee may determine the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund Shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund Shares cannot be redeemed. The valuation designee expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service’s price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund’s value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.

Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates fair value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

Collateralized Loan Obligations

The Fund may invest in collateralized loan obligations (“CLOs”). CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.

CLOs and collateralized debt obligation (“CDOs”) are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Distributions to Shareholders

The Fund’s distribution policy is to accrue dividends monthly and make monthly distributions to Shareholders. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of June 30, 2026.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment in the particular repurchase offer.

During the six months ended June 30, 2026 the Fund completed two repurchase offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
January 5, 2026	February 9, 2026	5.00%	1.35%	85,830
April 8, 2026	May 13, 2026	5.00%	1.93%	134,421

Segment Reporting

The Fund’s chief operating decision maker (CODM), the Principal Executive Officer, manages the Fund’s business activities as a single operating and reportable segment at the consolidated level. Accordingly, the CODM uses consolidated net income to measure segment profit or loss, allocate resources and assess performance. Further, the CODM reviews and utilizes functional expenses (cost of revenue, sales, and marketing, research and development and general administrative) at the consolidated level to manage the Fund’s operations. Other segment items included in consolidated net income are interest income and other expenses, which are reflected in the consolidated statement of operations.

3.      FAIR VALUE DISCLOSURES

The Fund records all investments at fair value. In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

•        Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

•        Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active.

•        Level 3 — Inputs that are unobservable.

Investments in private investment vehicles are reported in the Fund’s Statement of Assets and Liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the private investment vehicle if the Fund’s investment is withdrawn at the measurement date based on NAV. These investments are redeemable at NAV under the original terms of the Fund’s agreements and/or subscription agreements and based on the operations of the private investment vehicle. However, it is possible that these redemption rights may be restricted or eliminated by the private investment vehicle in the future in accordance with the private investment vehicle agreements.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the valuation designee. The valuation designee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

Where the Fund uses the NAV as a practical expedient to determine the fair value of certain Investment Funds, these investments have not been classified in the U.S. GAAP fair value hierarchy. The Fund’s short-term investment money market is valued at its publicly traded NAV as a Level 1 investment.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of June 30, 2026:

Investments	Level 1	Level 2	Level 3	Practical Expedient	Total
Short-Term Investments	$14,713,017	$—	$—	$—	$14,713,017
Collateralized Loan Obligations	—	9,067,844	—	—	9,067,844
Private Investment Vehicles	—	—	—	24,526,795	24,526,795
Private Loans	—	—	124,221,954	—	124,221,954
Private Real Estate Debt	—	—	3,951,029	—	3,951,029
Private Structured Credit	—	15,104,085	—	—	15,104,085
Total	$14,713,017	$24,171,929	$128,172,983	$24,526,795	$191,584,724

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance December 31, 2025	Transfers into Level 3	Transfers out of Level 3	Total realized gain/(loss)	Total change in unrealized appreciation/ (depreciation)	Purchases	Sales	Balance as of June 30, 2026
Private Loans	$116,007,767	$—	$—	$—	$(838,148)	$34,465,199	(25,412,864)	124,221,954
Private Real Estate Debt	3,986,739	—	—	—	(35,710)	—	—	3,951,029
Private Structured Credit	15,000,000	—	(15,000,000)	—	—	—	—	—
	$134,994,506	$—	$(15,000,000)	$—	$(873,858)	$34,465,199	$(25,412,864)	$128,172,983

The change in unrealized appreciation/(depreciation) for investments held at period end is $(870,981).

Transfers from Level 3 to Level 2 because observable market data became available for the investments.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2026:

Investment Type	Fair Value June 30, 2026	Valuation Methodologies	Unobservable Input*	Input Range	Weighted Average
Private Loans	$124,221,954	Discounted cash flow	Discount rate	5.57% – 18.91%	12.23%
Private Real Estate Debt	3,951,029	Discounted cash flow	Discount rate	9.09% – 34.26%	9.37%

____________

*        The impact of an increase in input would be a decrease in valuation.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Private Investment Vehicles	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
MSM SLPP ONSHORE LP	Middle market direct lending	$24,526,795	$25,395,948	None	N/A	Perpetual unless the Partnership is sooner dissolved pursuant to the applicable provisions contained in the Agreement of Exempted Limited Partnership.

4.      PRINCIPAL RISKS

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund please see the Fund’s prospectus.

Shares Not Listed; No Market for Shares

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Closed-end Interval Fund; Liquidity Risks

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of an investor’s Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, an investor may not be able to sell its Shares when and/or in the amount that it desires.

Interest Rate Risk

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV. Certain of the Fund’s debt investments will have variable interest rates that reset periodically based on benchmarks such as SOFR and the prime rate, so an increase in interest rates may make it more difficult for issuers to service their obligations under the debt investments that the Fund will hold. In addition, to the extent the Fund borrows money to make investments, its returns will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income to the extent it uses debt to finance

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

its investments. In periods of rising interest rates, the Fund’s cost of funds would increase, which could reduce its net investment income. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). From time to time, the Fund may be exposed to medium- to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates. Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

If general interest rates rise, there is a risk that the issuers in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents. The potential, however, for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on the Fund to provide fixed rate loans, which could adversely affect the Fund’s net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Risks Associated with the Fund Distribution Policy

The Fund intends to make regular distributions. In order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its ability to be subject to tax as a “regulated investment company” under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund’s expense ratios. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s then-current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Fund Shares. When a Shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Fund Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the Shares.

If the Fund elects to issue preferred Shares and/or notes or other forms of indebtedness, its ability to make distributions to its Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred Shares, notes or other indebtedness.

High Yield Debt Risk

The Fund may invest in debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities (also known as “junk bonds”). In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

securities (junk bonds) has experienced periods of volatility and reduced liquidity. High yield securities (junk bonds) may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer’s assets. High yield securities (junk bonds) may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and services in the industry in which the borrower operates would likely have a materially adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities (junk bonds).

Credit Risk

One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund’s return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.

Although the Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain. With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or a pre-payment (in whole or in part) of the Fund’s investment.

Issuers in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.

Portfolio Fair Value Risk

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over the counter (“OTC”) secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

implementing the portfolio valuation process set forth in the Adviser’s and the Fund’s valuation policy. The Adviser has a conflict of interest as valuation designee as it receives an asset-based management fee. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the issuer’s earnings and its ability to make payments on its indebtedness, the markets in which the issuer does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund’s investments; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

Market Risk

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, the imposition, or threatened imposition, of economic sanctions, including tariffs, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of heightened geopolitical tensions (including those between the United States and China, Taiwan and mainland China, Israel and Iran and the Axis of Resistance, and between Ukraine and Russia) or other systemic issues or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition or threatened imposition of tariffs, trade restrictions, currency restrictions and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and may result in economic disruptions in the sanctioned country and in countries with economic ties to the sanctioned country. When the United States

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

is a significant trading partner of a foreign country in which the Fund may invest or to which the Fund may be exposed, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual imposition of tariffs, sanctions or other similar measures. The imposition of tariffs (or threats thereof), trade restrictions, currency restrictions, deficit levels and any reduction plans and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may in be place for substantial periods of time and enacted with limited advance notice. The type and severity of sanctions and other measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.

As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 pandemic, persists for an extended period of time. Similarly, geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social or political unrest, natural disasters, extreme weather, other geological events, man-made disasters, bank failures, trade wars, inflation, deflation, recessions or other events, and governments’ reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally. Furthermore, technological developments (including those related to artificial intelligence (“AI”)) or failures (such as widespread system outages, disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or may last for extended periods, may impact the value of the Fund’s investments. Adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance, even if the Fund does not directly invest in issuers that participate in the sectors or industries experiencing these changes. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for AI, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and could negatively affect the Fund’s performance or operations. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans made to them during these periods. Therefore, non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and the issuers’ funding costs, limit the Fund’s and the issuers’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

An issuer’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund will actually provide significant managerial assistance to that issuer, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.

The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.

Nature of the Fund’s Investment Risk

The Fund has a very broad mandate with respect to the type and nature of investments in which it participates. While some of the loans in which the Fund will invest may be secured, the Fund may also invest in debt and equity securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

The borrowers of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable as described further below in “Bankruptcy of Borrower Risk.” Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations (see “Risks Related to Investments in Loans”) and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objective will be realized.

Use of Leverage Risk

The Fund may employ leverage, including through a secured credit facility, to achieve its investment objective and may consider other potential uses of leverage in the future. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

Risks Relating to Fund’s RIC Status

Although the Fund has elected to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its Shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s Shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund’s Shareholders.

5.      CAPITAL STOCK

The Fund currently offers Class S Shares and intends to offer Class F Shares at a later date. With respect to Class S Shares, the minimum initial investment is $1,000,000 for all accounts. With respect to Class F Shares, the minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plan accounts. There is no minimum subsequent investment amount for Class S Shares or Class F Shares. The Fund reserves the right to waive investment minimums. The Fund may charge a distribution and/or shareholder servicing fee totaling up to 0.50% per year on Class F Shares. The Fund and the Adviser have received exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser may be required to comply with certain regulations that would not otherwise apply.

Shares will generally be offered for purchase on each business day.

The Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity.

6.      AGREEMENTS

Investment Advisory Agreement and Incentive Fee

Pursuant to the investment advisory agreement, dated as of April 18, 2024 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of 0.95% of the average daily value of the Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities. For the six months ended June 30, 2026, the Adviser earned gross Management Fees of $776,339.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on the Fund’s Net Assets equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation or Incentive Fee) for the quarter. For purposes of the Incentive Fee, Net Assets are calculated for the relevant quarter as the weighted average of the NAV of the Fund as of the first business day of each month

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

therein. The weighted average NAV shall be calculated for each month by multiplying the NAV as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.1429% of Net Assets in any calendar quarter.

For the six months ended June 30, 2026, the Adviser earned a gross Incentive Fee of $1,129,727. The Adviser contractually waived the incentive fee catch-up of $249,183. In addition, for the period of January 1, 2026 to June 30, 2026, the Adviser voluntarily raised the Incentive Fee hurdle rate to 2.00% per quarter, resulting in an additional waiver of the incentive fee of $728,892. These waiver amounts are not recoupable by the Adviser.

Management Fee Waiver Agreement

Pursuant to a Management Fee Waiver Agreement between the Fund and the Adviser (the “Management Fee Waiver Agreement”), the Adviser has contractually agreed, through the first year after the date on which the Fund’s Net Assets equal $250 million, but in no instance sooner than May 1, 2027, to waive (i) the Management Fee it is entitled to receive from the Fund pursuant to the Investment Advisory Agreement to the extent necessary to limit its Management Fee to 0.70% of the average daily value of the Fund’s Net Assets and (ii) the catch-up feature related to the Incentive Fee, with the effect that the Incentive Fee will equal 15% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate. For the six months ended June 30, 2026, the Adviser waived $204,300, which is not recoupable by the Adviser.

Expense Limitation Agreement

The Adviser and the Fund have entered into the Expense Limitation Agreement in respect of each of Class S Shares and Class F Shares under which the Adviser has agreed contractually until May 1, 2027 to waive its Management Fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) exceed 1.50% of the average NAV of such class (the “Expense Cap”).

In consideration of the Adviser’s agreement to waive its Management Fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed in respect of each of Class S Shares and Class F Shares subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Expense Limitation Agreement will remain in effect until May 1, 2027, unless and until the Board approves its modification or termination.

From April 18, 2024 through October 31, 2025, the Expense Cap under the Expense Limitation Agreement was 2.00%.

As of June 30, 2026, the Adviser waived $1,432,584, of which $480,683 is eligible for recoupment through December 31, 2027 and $951,901 through December 31, 2028.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

Administration Agreement

The Fund has entered into an administration agreement (the “Administration Agreement”) with UMB Fund Services, Inc. (the “Administrator”). The Administrator will perform, or oversee the performance of, certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the Securities and Exchange Commission (“SEC”). In addition, the Administrator generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

Distribution Plan Agreement

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class F Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund’s Class F Shares may incur expenses on an annual basis of up to 0.50% of its average monthly Net Assets. With respect to Class F Shares, the entire fee is characterized as a “distribution fee.”

The Distribution and Shareholder Services Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

Distribution Agreement

Distribution Services, LLC, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

Custodian Agreement

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

7.      LINE OF CREDIT

The Fund entered into a line of credit agreement (the “Fund Credit Agreement”) with TriState Capital Bank on October 23, 2024. Effective June 5, 2026, the Fund Credit Agreement was updated and extended for an additional two year term expiring on October 23, 2028. The terms of the Fund Credit Agreement provide a $30,000,000 committed, secured revolving credit facility. The Fund Credit Agreement provides for a commitment fee of 0.35% per annum on unused capacity plus interest accruing on any borrowed amounts, for any day, at a rate per annum equal to the greater of (a) the Term SOFR rate plus 2.85%, and (b) the all-in floor of 4.75% per annum. As of June 30, 2026, the outstanding balance was $22,700,000 at an effective interest rate of 6.47%. For the six-month

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

period ended June 30, 2026, the average daily principal balance outstanding and related average interest rate was approximately $6,903,315 and 6.77%, respectively, and the maximum outstanding balance was $22,700,000. Interest expense during the six months ended June 30, 2026 was $231,721 and unused capacity fees of $22,784. Commitment fees incurred are prepaid and amortized over the term of the loan. As of June 30, 2026, $116,623 of deferred financing fees remains as an unamortized prepaid asset, while $146,345 was expensed during the six months ended June 30, 2026.

8.      BENEFICIAL OWNERSHIP & RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. On June 30, 2026, MA Eagle II Holdings Fund and MA Eagle Holdings Fund owned 45.28% and 36.69% of the Fund respectively. These entities are affiliates of the Fund and may be deemed to be affiliated with the Adviser.

9.      INVESTMENT TRANSACTIONS

For the six months ended June 30, 2026, there were purchases of $34,465,199, and sales of $25,624,459.

10.    FEDERAL INCOME TAXES

At June 30, 2026, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

Cost of investments	$193,862,575
Gross unrealized appreciation	259,875
Gross unrealized depreciation	(2,537,726)
Net unrealized appreciation/(depreciation) on investments	$(2,277,851)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Deficit)
$—	$—

As of December 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—

Accumulated capital and other losses	(41,200)

Unrealized appreciation/depreciation on investments	(1,276,851)
Organizational Costs	(137,079)

Total accumulated earnings/(deficit)	$(1,455,130)

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2026 (Unaudited) (Continued)

The tax character of the distribution paid during the fiscal periods ended December 31, 2025 and December 31, 2024 are as follows:

Distributions paid from:	2025	2024
Ordinary income	$10,941,770	$3,686,076
Net long term capital gains	—	—
Return of capital	369,712	—
Total distributions paid	$11,311,482	$3,686,076

As of December 31, 2025, the Fund had a non-expiring long-term capital loss carryover of $0.

As of December 31, 2025, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short Term	$41,200
Long Term	—
$41,200

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

11.    COMMITMENTS

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. As of June 30, 2026, the Fund had outstanding investment commitments totaling approximately $28,041,115.

12.    SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated subsequent events through the date of issuance. There have been no subsequent events, except as noted below, that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

On August 12, 2026, the Fund completed a quarterly Repurchase Offer resulting in the repurchase of 0.54% or 40,007 of the Fund’s Shares.

MA Specialty Credit Income Fund

Additional Information

June 30, 2026 (Unaudited)

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request by calling 844-944-4822 or on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 844-944-4822 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, will also be available without charge and upon request by calling 844-944-4822, by visiting https://mafinancial.com/us/invest/ma-specialty-credit-income-fund or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Tax Information

For the fiscal year ended December 31, 2025, the Fund designates $0 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the year ended December 31, 2025, 11.82% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund qualifies for the dividends received deduction available to corporate shareholders.

Board Consideration of the Continuation of the Investment Management Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of MA Specialty Credit Income Fund (the “Fund”) held on February 23, 2026 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the continuation of the Amended and Restated Investment Management Agreement by and between MA Asset Management, LLC (the “Adviser”) and the Fund (the “Agreement”) for an additional one-year period.

In connection with their consideration of whether to approve the continuation of the Agreement, the Board received and reviewed information provided by the Adviser relating to the Fund, the Agreement and the Adviser, including comparative fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fee, incentive fee and other expenses, including information comparing the management fee and incentive fee paid by the Fund to those of a peer group of funds; (ii) information about the Adviser’s profitability with respect to the Agreement; (iii) a memorandum prepared by the Adviser in response to a request submitted by legal counsel to the Fund (the “Response Memorandum”), including a description of the Adviser’s business and certain other information about the Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Fund on the responsibilities of the Board in considering for approval investment advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Fund’s investment performance over relevant time periods; (iii) the Adviser’s investment personnel and operations, including the personnel and other resources devoted to the Fund; (iv) the Adviser’s financial results and financial condition; (v) the resources devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (vi) the Adviser’s policies with respect to allocation of investments and seeking best execution; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Adviser.

MA Specialty Credit Income Fund

Additional Information

June 30, 2026 (Unaudited) (Continued)

In determining whether to approve the continuation of the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the continuation of the Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the continuation of the Agreement and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreement is provided below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the responsibilities of the Adviser under the Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provided to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business) and discussing the Adviser’s services to the Fund, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. After consideration of these factors, the Board determined that the Adviser is an appropriate investment adviser for the Fund.

Performance. The Board considered the performance of the Fund over both the one-year and since-inception periods in light of its investment objective, policies and strategies. Specifically, the Board examined the Fund’s relative performance against the performance of certain unaffiliated closed-end funds operated as interval funds considered by the Adviser to have similar investment objectives and strategies to the Fund, including a focus on private credit, specialty finance, and income-oriented strategies with limited interest rate sensitivities (the “Peer Group”). Additionally, the Board considered the Fund’s relative performance against relevant market indexes, including the Bloomberg US Aggregate Index and the Bloomberg US High Yield Index. The Board observed that according to the relevant materials furnished by the Adviser, the Fund’s performance compared favorably over both the one-year and since-inception periods against the Peer Group and that the Fund exhibited lower volatility relative to the benchmark indexes. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.

Cost of the services provided and profits realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the Agreement, including as compared with the fees and expenses of the Peer Group. The Board considered information about the Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

MA Specialty Credit Income Fund

Additional Information

June 30, 2026 (Unaudited) (Continued)

Economies of Scale. The Board considered the size and growth history and prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. The Board evaluated how economies of scale are being shared with the Fund’s shareholders, noting that while some fees increase or remain relatively fixed when the Fund increases in size, certain costs have reduced fee profiles with incremental growth, such as fund administration and custody costs, that may have the effect of reducing overall expense ratios as the Fund grows. The Board further considered that the Adviser has implemented an expense limitation agreement and waivers to the management fee and incentive fee for the Fund’s early years, supporting the Fund’s performance while it reaches greater economies of scale. The Board concluded that the current fee structure, taken together with the expense limitation and fee waivers, appropriately addresses economies of scale at the Fund’s current asset level.

Comparison of fees paid to those under other investment advisory contracts. In evaluating the management fee, incentive fee and other expenses the Board considered the Fund’s management and incentive fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management and incentive fees were generally in line with the Peer Group. The Board also considered the Adviser’s commitment pursuant to the expense limitation agreement with the Fund whereby the Adviser has agreed to waive its management fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class of shares of the Fund (with certain customary exclusions) exceed 1.50% of the average net asset value of such class. The Board further considered that the Adviser has contractually agreed, through the first year after the date on which the Fund’s net assets equal $250 million, but in no instance sooner than November 1, 2026, to waive (i) the management fee it would be entitled to receive from the Fund pursuant to the Agreement to the extent necessary to limit its management fee to 0.70% of the average daily value of the Fund’s net assets and (ii) the catch-up feature component of the Fund’s incentive fee. The Board considered the level of the Fund’s management and incentive fees in light of the level of service received from the Adviser and the strategies employed in managing the Fund.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that have accrued and would continue to accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits, and concluded that those benefits were reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Conclusion. In connection with their consideration of the continuation of the Agreement, the Board gave weight to various factors, but did not identify any particular factor as controlling its decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee and incentive fee that are payable by the Fund are reasonable in light of the services provided to it by the Adviser, the Adviser’s costs and the Fund’s asset levels. The Trustees concluded that the Adviser’s management would continue to benefit the Fund and its shareholders and that the continuation of the Agreement should be approved.

MA Specialty Credit Income Fund

Privacy Notice

June 30, 2026 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•        Social Security number

•        Account balances

•        Account transactions

•        Transaction history

•        Wire transfer instructions

•        Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-773-7703

MA Specialty Credit Income Fund

Privacy Notice

June 30, 2026 (Unaudited) (Continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•        Open an account

•        Provide account information

•        Give us your contact information

•        Make a wire transfer

•        Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•        Sharing for affiliates’ everyday business purposes — information about your creditworthiness

•        Affiliates from using your information to market to you

•        Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Manager
MA Asset Management, LLC
3 West Main Street, Suite 301
Irvington, NY 10533
Website: www.mafinancial.com

Custodian Bank
UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Distribution Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Dechert LLP
1900 K Street, NW
Washington, DC, 20006

ITEM 1. REPORTS TO STOCKHOLDERS CONTINUED.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to semi-annual reports.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 14. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating committee. The nominating committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a trustee.

ITEM 16. CONTROLS AND PROCEDURES

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) MA Specialty Credit Income Fund

By (Signature and Title)*	/s/ Paul Grady
Paul Grady, Treasurer
(Principal Financial Officer)

Date	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joseph P. Marra
Joseph P. Marra, President
(Principal Executive Officer)

Date	September 4, 2026

By (Signature and Title)*	/s/ Paul Grady
Paul Grady, Treasurer
(Principal Financial Officer)

Date	September 4, 2026

* Print the name and title of each signing officer under his or her signature.